QUARTZ HILL

PROJECT REPORT

AND

RESOURCE ESTIMATE

FOR

AUZSOLAR PTE LTD

COMPILED BY

I J M WILSON
ARMIT, MAIG

MAY 2012

Auzsolar Pte Ltd

Singapore	Gateway East 152 Beach Road, Level 28, Singapore 189721	Phone: 65 6827 5612 Fax: 65 6827 5550
Australia	Level 1, 58 Lorimer St, Docklands, Victoria 3008, Australia	Phone: 61 3 9008 6388 Fax: 61 3 8677 7682
Company No.	201018153D ARBN 154 543 138	

CONTENTS

LIST OF TABLES

LIST OF FIGURES

LIST OF PHOTOGRAPHS

LIST OF APPENDICES

1.0 SUMMARY

The identification and assessment of the large Quartz Hill silica lode along a ridge during 2011-12 has resulted in an estimate of approximately 14 million tonnes of 99% SiO_2 which is categorised as an inferred resource under the JORC Code 2004. It has been traced as continuous outcrop for approximately 1300 metres, with an average width of over 40m and a rise in elevation of some 145m from west to east before dropping 100m down towards the south-east. Assay results indicate reasonable prospects for eventually economic extraction.

2.0 INTRODUCTION

This report represents the initial, specific appraisal of the Quartz Hill prospect within EPM 17695, during 2011-12. It was compiled for Auzsolar Pte Ltd on behalf of the EPM holder KS Mining Pty Ltd and includes an estimate of the quartz resource. The prospect was identified during the search for significant deposits of lump silica and other commodities within KSM's extensive portfolio of tenements in the region.

2.1 Location & Access

Quartz Hill is located 10 km NW of Mt Surprise and 210 km SW of Cairns in North Queensland. It lies in the NE corner of EPM 17695 (Figure 1) which covers an area of approximately 154 km². The prospect is shown on the Mt Surprise 1:100,000 topographic and geological plans 7761. It is situated within the Mt Surprise pastoral lease which stocks cattle and is covered by the native title claim QC01/16 (Ewamian People 3).

Access from Cairns is via Ravenshoe along sealed roads to Mt Surprise, thence via the well maintained road to the O'Brien's Creek Gem Field, the first 3 km of which are bitumenised to the Mt Surprise airstrip. Ten kilometres NW of town, a station track heads east across Elizabeth Creek to Quartz Hill and surrounding paddocks. The flowing creek has been crossed by foot during the prospect appraisal, apart from late November 2011. 4WDs are likely to be bogged in loose coarse sand during the wet season and much of the dry. The crossing can be readily improved by the addition of further rock ballast to add to that which the station has recently placed on the western side.

2.2 Physiography, Vegetation & Climate

The topography of the area is generally flat apart from Quartz Hill and other hills to the south and east. The subdued terrain lies some 390m to 420m above sea-level with several pronounced hills and ridges rising to 500 to 560m. The landscape is dissected by an open textured dendritic drainage pattern, with the NW to W trending Elizabeth Creek passing close to the southern and western sides of Quartz Hill. The area is covered by mixed tropical savannah vegetation comprising open woodlands and various grasses, with thickets of rubber vine, a class 2 pest plant, adjacent to some sections of major drainage channels.

The area is essentially a semi-arid tract with a wet summer and a dry winter. The bulk of the yearly rainfall, of approximately 800 mm, falls during December to March when summer storms and the north-west monsoonal influence affect the area. Field exploration in this period is severely restricted. The mean daily maximum temperatures from October to December are around 34 to 35° C and in winter range from 27 to 29° C.


AUZSOLAR
Date: 25/10/2012
Data Source: TOPO250K, IRTM
Digital Cadastral Data (4th June 2011)
© The State of Queensland (Department
of Environment and Resource Management) 2010
© Mapstart 2012
Queensland
EPM17695
Georgetown / Mt Surprise Region
QLD
0
10
km
Quartz Hill
EPM17695
Mount Surprise
GULF DEVELOPMENTAL ROAD
EPM17695
SSRG Road
Einasleigh
7980000
7960000
830000
850000

Figure 1 EPM 17695 Quartz Hill Location Map

3.0 TENEMENT STATUS

EPM 17695 was granted as 47 sub-blocks to KS Mining Pty Ltd on 29 October 2010. The current status of the tenement is summarised below.

Title	Date of Grant	Date of Expiry	Current Area	Principal Holder
EPM17695	29/10/2010	28/10/2012	47 sub-blocks	KS Mining Pty Ltd

Table 1 EPM 17695 Tenement Status

KS Mining is currently in the process of assigning the EPM to Auzsolar Pte Ltd for whom this report is commissioned. The NE corner of the tenement encompassing the Quartz Hill prospect consists of the following four blocks and sub-blocks of the Townsville 1:1,000,000 Series Map:

Block	Sub-block
TOWN 1804	D E J K

Table 2 Quartz Hill Area - Tenement Blocks



Photograph 1: Quartz Hill West Ridge - View to North

4.0 GEOLOGY

4.1 Regional Geology

The tenement lies within the central, Forsyth subprovince of the Georgetown Inlier which is one of the major tectonic domains of the region. The Inlier consists of Proterozoic and Palaeozoic sedimentary-volcanic-plutonic units. The former comprise Early Proterozoic sediments and some basic intusives and possible volcanics that have undergone multiple deformations, varying degrees of regional metamorphism and extensive granitoid intrusions in the Middle Proterozoic. The Palaeozoic units consist of plutonic, felsic volcanic and minor sedimentary and intermediate volcanic units that have respectively intruded and overlain the Proterozoic formations.

The Proterozoic basement of the Forsyth subprovince consists of the Einasleigh Metamorphics and, in the west of the subprovince, overlying sediments and meta-sediments of various formations including the Lane Creek, Corbett and Daniel Creek Formations of the Robertson River Subgroup which, together with the Einasleigh Metamorphics are part of the Early Proterozoic Etheridge Group. The Einasleigh Metamorphics comprise biotite gneiss and schist, quartzite, calc-silicate gneiss, leucogneiss, migmatite, granitic gneiss and amphibolite. Leucocratic dykes and veins are common in places. Intrusive bodies of metagabbro, metadolerite and orthoamphibolite of the Early Proterozoic Cobbald Metadolerite are common in the Etheridge Group although, as noted by Withnall & Grimes (1995), some could have been extrusive. The Etheridge Group was subsequently intruded by various Mid-Proterozoic and Late Silurian-Early Devonian granites and granodiorites. The Proterozoic units are overlain in parts by Late Devonian to Early Carboniferous Gilberton sandstone, mudstone, siltstone, polymictic conglomerate and rare limestone. A widespread Carboniferous-Permian plutonic-volcanic event followed with numerous intrusives and sub-aerial felsic-intermediate volcanics characterised by volcanic cauldrons and ring complexes. The volcanic sequences include lavas, ignimbrites and volcanic lutites, arenites and rudites.

Mesozoic sediments overlie parts of the western half of the Forsyth subprovince and progressively extend over the entire region to the north-west (Carpentaria Basin) and south-west (Eromanga Basin) of the Georgetown Inlier. Tertiary-Quaternary duricrust, basalt flows, colluvium, residual soil and flood-plain alluvium mask underlying formations in places. The basalt flows cover substantial areas in the eastern half of the subprovince, especially the McBride plateau/dome area to the east and south-east of Mt Surprise. The various flows were partly channelled down major river valleys including the Einasleigh River.

4.2 Local Geology and Mineralisation

In the Quartz Hill area, the bedrock comprises deeply weathered, poorly outcropping migmatite, gneissic biotite granite, biotite gneiss, sillimanite-biotite schist, quartzite, and amphibolite of the Early Proterozoic Einasleigh Metamorphics. These are intruded, to the north and east, by Late Silurian granitoids of the Blackman Gap complex and minor Carboniferous-Permian intrusive rhyolite and dacite. Extensive quartz veining has been mapped within the metamorphics in the Mt Surprise area. To the south and west of Quartz Hill, the metamorphics are largely overlain by the Quaternary Undara Basalt which is part of the McBride Basalt Group. Tertiary-Quaternary soil, colluvium and floodplain alluvium mask the underlying bedrock over much of the area to the SE and NW of Quartz Hill.

The only recorded mineral occurrence in the area is a non-economic nodular limestone deposit, 2 km west of Quartz Hill. It is part of locally extensive deposits up to 2m deep in weathering depressions in the surface of the Undara Basalt (Atkinson 1982).


AUZSOLAR
Date: 25/10/2012
Data Source: TOPO250K, IRTM
Digital Cadastral Data (4th June 2011)
© The State of Queensland (Department of Environment and Resource Management) 2010
© Mapstart 2012
Queensland
Quartz Hill
Geological Map EPM17695
Georgetown / Mt Surprise Region QLD
Scale 1:40,000
0
2
km
205000
210000
Legend
Dyke or Vein
Dyke or Vein Containing Inferred Quartz
Dyke or Vein Containing Quartz
Lineament
Trend Line
Qha HOLOCENE
Qmu QUATERNARY
Qa QUATERNARY
TQr LATE TERTIARY - QUATERNARY
CPir CARBONIFEROUS - PERMIAN
Sgbm SILURIAN
PLe/m PALAEOPROTEROZOIC
TQr
Qmu
Qa
Sgbm
TQr
Quartz Hill
EPM17695
Qa,Qha

PLe/m: Einasleigh Metamorphics **Sgbm**: Blackman Gap Granitoid Complex **CPir**: Intrusive Rhyolite & Dacite **TQr**: Colluvial Sediments & Residual Soil **Qmu**: Undara Basalt **Qa**: Floodplain Alluvium

Figure 2 Quartz Hill Area Geology Map

5.0 PAST EXPLORATION OF AREA

Modern exploration that has been carried out in recent decades, within and adjacent to the area covered by the north-east corner of EPM 17695, has largely been directed towards finding economic copper-lead-zinc and tin deposits. The activities of previous entities have included:

- Literature research, data compilation and assessment
- Aerial photo-geological interpretation and geomorphological studies
- Airborne magnetic, radiometric and EM surveys and interpretations
- Ground radiometrics, geological reconnaissance and geological mapping
- Prospecting, alluvial panning, stream sediment sampling, laboratory analyses
- Bulldozer construction of access tracks, drill pads and costeans
- Percussion drilling and geological logging

A search of the Q-DEX database for the past fifty years has located reports of relevance to the Quartz Hill project and surrounding area. They are summarised as follows:

Co. Report No	EPM	Company	Target	Year
10622	2639	FA Atkinson	Tin	1980-81
10024, 8805, 8451 7950	2177	FA & VG Atkinson	Palaeoplacer Tin	1979-81
3855	804	Tipperary Land & Expl'n Corp.	Base Metals	1970-71

Table 3 Quartz Hill Area - List of Reports by Previous Entities

During 1970-71, Tipperary Land and Exploration Corporation carried out regional prospecting, geological mapping at 1:25,000 scale (including Quartz Hill area), an airborne radiometric, magnetic and electro-magnetic survey and regional minus 80 mesh stream sediment sampling for Cu, Pb, Zn, Ni +/- Co. However, follow-up field inspections and/or ground radiometrics over anomalous areas yielded generally discouraging results.

The Atkinsons targeted deep leads beneath the Undara basalt in their search for heavy mineral alluvial deposits, particularly tin, during 1979-81. An initial program of aerial photo-geological interpretation, geological mapping, geomorphological studies, prospecting, alluvial panning and field geological reconnaissance was conducted. Costeaning and percussion drilling followed with the key focus on the area between Cabana and Black Springs Creek, to the west of the Quartz Hill area. The drilling yielded disappointing results, with only trace cassiterite in several holes, and none in others, plus commonly abundant ilmenite and variable quantities of small pink garnets.

During 1980-81, Anne Atkinson carried out a photo-geomorphological study and co-ordinated extensive prospecting of granitic terrain in the search for tin in lodes and in alluvial, eluvial and colluvial sediments in ATP/EPM 2639. Sub-economic concentrations of cassiterite were found to be distributed through most of the sediments that were prospected.

There is no record of modern exploration for lump silica in the area.

6.0 ACTIVITIES AUG 2011 TO MAY 2012

6.1 Field inspections

The Quartz Hill quartz vein is shown on the 2004 first edition of the Mt Surprise 1:100,000 geological map, compiled by Queensland government geologists, along with other quartz veins to the south and east, within the Early Proterozoic Einasleigh Metamorphics. It was first inspected in the field by the author and his field assistant wife during August 2011, following studies of the geological and topographic maps and terrain imagery.

The large lode was traced as continuous outcrop along its length for approximately 1300 metres. From west to east, it trends at 072° for 1,000m up a ridge that gradually rises at an average of 9° towards the peak hill elevation of 565m, which is some 145-165m above the surrounding landscape. It then extends for some 300m down the steeper south-easterly slope, at an average declination of approximately 20°, before becoming largely obscured by scree and soil on the lower slopes of the hill. Widths were tape-measured, at right angles to the lode, at mid-outcrop 100m GPS AMG eastings. They range from 25m to 65m and average over 40m wide, as recorded in field notes in Appendix 1.

The lode appears to be vertical to sub-vertical and is of basic planar form, howbeit with variations in width and, at the eastern end, in direction. It comprises off-white, medium & lesser coarse grained recrystallised quartz that in hand specimen appears to be generally around 98-99%, with rare zones of increased internal impurities up to 5-10%, mainly micas, mid-way along the lode. Patchy, variable limonite/Fe staining is present within the quartz and as fracture coatings. The adjacent metamorphic country rock is deeply weathered and generally masked by quartz scree and iron-rich red soil and colluvium.

A lesser, sub-parallel 'northern' vein was subsequently traced for 260m along the north-western slope of the hill. However, the 4-20m wide vein was generally found to be visually quite contaminated, in contrast with the bulk of the main lode and is of no further interest.

In September 2011, additional reconnaissance of the south-eastern part of the main lode, found that it appears to extend further, towards east of south on the lower hill-slopes. It is exposed in the west wall of the uppermost of some old, shallow scree-pits in a gully, then as scattered outcrops and ground-level sub-outcrops, before again being revealed some 100m on below the scree-pit exposures, as a broad (30m+) southerly trending outcrop for approximately 60m down to Elizabeth Creek.

6.2 Rock chip sampling and assaying

A total of twelve composite samples of quartz chips (QHR01-12) were collected across the lode at 100m GPS eastings in August 2011. Representative fragments were taken from outcrops, at approximately even spacing, along each sample traverse. The samples each weighed around 0.5 kg. They were dispatched to the company's Chief Technical Officer in Melbourne, where initially a single fragment from each of five of the samples (QHR02, 03, 07, 09 & 11) was selected and forwarded to a laboratory in Shanghai, China for pulverising and carrying out low-level ICP-AES analyses for 13 potential contaminant elements, namely: Al, Ba, Ca, Cr, Cu, Fe, K, Li, Mg, Na, Ni, P & Ti. Assays of the laboratory standard samples and of the Quartz Hill chips (designated Q2, Q3, Q7, Q9 & Q11) are presented on pages 22-23, Appendix 2.

In late November 2011, a bulk sample filling two wheelie-bins was collected from outcrops and surface float over an area of around 50m x 30m at the west end of the lode. The sample was forwarded to the company's metallurgical processing warehouse and research facility in Port Melbourne. Subsequently, during February 2012, six lumps were selected randomly from the bulk sample. Multiple small fragments were chipped from the lumps using a tungsten metal rod and molybdenum metal base plate. Approximately 5 gm of the fragments from each of the lumps was then taken for analysis at Groundswell Laboratories in South Melbourne for low-level, ICPMS analyses for 36 elements as listed on page 24 in Appendix 2.

SSRG staff in charge of the company's solar technology research facility in Melbourne have since provided the following comments in relation to the Groundswell analyses:

"In the solar industry one of the main materials of a solar cell is the silicon wafer. This is manufactured from solar grade silicon metal. Solar grade silicon metal is a complex and very pure material, typically 99.9999% pure or greater. In addition to this high level of purity there are critical impurity limits. The most important of these is the level of Boron in the metal. It is desirable to have the level of boron at less than 0.5ppm. The boron in the solar grade silicon metal is what is referred to as a dopant and is critical to controlling the electrical characteristics of the solar cell.

Silicon metal is produced through carbothermic reduction of quartz and carbon (coal, wood-chips, charcoal, etc) in an electric arc furnace. The silicon metal produced through this process is typically called metallurgical grade or MG grade. The MG grade metal is then purified using advanced technologies to make a solar grade silicon metal. The removal of elements like Boron is particularly difficult and it is desirable to minimise the levels of boron in the MG feedstock used for the solar industry. MG feedstock with lower levels of boron is sold at a price premium to normal MG grade metal for this reason.

Due to the naturally low levels of boron, the Quartz Hill deposit, is a suitable candidate for the production of low boron silicon metal feedstock for the solar industry. "

It is apparent that the Quartz Hill lode has reasonable prospects for eventually economic extraction and that it warrants further exploration and preliminary metallurgical testing. Processing tests such as acid-washing may substantially reduce other impurities, which are already within or below typical concentration ranges for metallurgical grade silicon.

In May 2012, the rock chips from samples QHR01-12 were halved by diamond saw. One half of each sample was retained at Port Melbourne and the other was passed on to the author in North Queensland. Sample QHR01 was lost in transit and was consequently re-collected in the field. The twelve samples were then dispatched to Australian Laboratory Services in Brisbane for sample preparation and whole rock analyses, for SiO2 other oxides, by Method ME-XRF 26. Standard crushing and grinding preparations, using an iron crusher and steel grinding bowls, were utilised, thereby potentially adding between 0.05 and 0.1% to the iron oxide analyses, in the absence of a magnetic separator, as indicated by Shaun Kenny, ALS Laboratory Manager. The package range of analyses included the oxides of 13 elements comprising Al, Ba, Ca, Cr, Fe, K, Mg, Mn, Na, P, Si, Sr and Ti. It is presented on pages 25-30, Appendix 2 along with LOI determinations and quality control data.

It is evident from the May 2012 whole rock analytical results that the outcropping quartz is of a reasonably high level of purity and consistency, ranging from 98.2 to 99.1 % SiO2 and averaging 98.83%.


AUZSOLAR
Date: 25/10/2012
Data Source: TOPO250K, SRTM
Digital cadastral data (6th June 2011)
© The State of Queensland (Department
of Environment and Resource Management) 2010
© Mapstart 2012
Legend
Sample/No
contour
Quartz Hill
10 m contours derivated from SRTM
EPM17695
Scale 1:10,000
0
0.5
km
EPM17695
Quartz Hill

Above: Fig 3 Topographic Contours & Sample Sites **Below**: Fig 4 Quartz Hill Terrain Image





Photograph 2: Quartz Hill Outcrop Near Western End – View to East



Photograph 3: Quartz Hill Outcrop, Subcrop & Scree near 207,500E -View to East

7.0 RESOURCE ESTIMATE

7.1 Introduction

The geological continuity of the Quartz Hill lode in planar form with considerable exposure, not only over a substantial length and width, but also in the third, height dimension provides a moderate level of confidence for the estimation of a resource, along with the afore-mentioned consistent silica analyses and low levels of potential deleterious elements. This confidence is however lowered by the pre-drilling nature of the appraisal. Consequently, the resource estimation below is categorised by the author as inferred, under the JORC Code.

Only the main part of the lode, with obvious continuity of outcrop, which was examined in August, is included in the initial quartz resource estimate. Excluded from this study is the extensive quartz scree colluvium, due to the limited and localised nature of exposures of the profile at this stage, and the SSE extension of intermittent outcrop on the lower slopes of the hill including the relatively short length of more complete outcrop adjacent to Elizabeth Creek. These may be incorporated in future assessments pending shallow trenching and drilling programs respectively.

7.2 Estimate methodology

The resource estimate is largely based on information recorded in the appended field notes. An estimation of the tonnage of the moderately high purity quartz has been made using the sectional method. This has taken into account the width of the lode at the respective 100m GPS eastings, plus length and width extrapolations to the mid-points between the eastings and along strike beyond the end sections. Details of the extrapolations are included on page 19 and in Figure 5, page 20 in Appendix 1.

A height/depth of 100m has been assumed in the estimate. This is considered reasonable, based on the vertical dimension of some 145m that is progressively exposed along the western ridge up to the crest of the hill and on the 100m drop down the SE ridge to the point where it becomes obscured by colluvium and quartz scree, plus the substantial length of continuous outcrop of some 1,300m and broad width which ranges from 25 to 55m and averages 40m.

The specific gravity assumed in the estimations is 2.65, the SG of pure quartz. The presence of various gaseous, fluid and other inclusions such as micas, may have a variable, marginal effect on the SG level. However, for the purposes of this initial study of the reasonably pure quartz occurrence at Quartz Hill, 2.65 is considered appropriate.

7.3 Inferred resource estimation

The sectional resource estimate for the Quartz Hill lode is outlined as follows:

Sample Section 207,300E: Length (207,250E 7,997,050N to 207,350E 7,997,102N) 110m x width 35m x depth 100m x SG 2.65 = 1,020,250 tonnes.
Sample Section 207,400E: Length (207,350E 7,997,102N to 207,450E 7,997,135N) 106m x width 45m x depth 100m x SG 2.65 = 1,264,050 tonnes.
Sample Section 207,500E: Length (207,450E 7,997,135N to 207,550E 7,997,163N) 105m x width 65m x depth 100m x SG 2.65 = 1,808,625 tonnes.
Sample Section 207,600E: Length (207,550E 7,997,163N to 207,650E 7,997,216N) 113m x width 45m x depth 100m x SG 2.65 = 1,347,525 tonnes.

Sample Section 207,700E: Length (207,650E 7,997,216N to 207,750E 7,997,261N) 111m x width 50m x depth 100m x SG 2.65 = 1,470,750 tonnes.
Sample Section 207,800E: Length (207,750E 7,997,261N to 207,850E 7,997,292N) 105m x width 30m x depth 100m x SG 2.65 = 834,750 tonnes.
Sample Section 207,900E: Length (207,850E 7,997,292N to 207,950E 7,997,324N) 104m x width 30m x depth 100m x SG 2.65 = 826,800 tonnes.
Sample Section 208,000E: Length (207,950E 7,997,324N to 208,050E 7,997,347N) 102m x width 45m x depth 100m x SG 2.65 = 1,216,350 tonnes.
Sample Section 208,100E: Length (208,050E 7,997,347N to 208,150E 7,997,360N) 101m x width 25m x depth 100m x SG 2.65 = 669,125 tonnes.
Sample Section 208,200E: Length (208,150E 7,997,360N to 208,250E 7,997,322N) 113m x width 35m x depth 100m x SG 2.65 = 1,048,075 tonnes.
Sample Section 208,300E: Length (208,250E 7,997,322N to 208,350E 7,997,250N) 123m x width 40m x depth 100m x SG 2.65 = 1,303,800 tonnes.
Sample Section 208,400E: Length (208,350E 7,997,250N to 208,450E 7,997,180N) 120m x width 50m x depth 100m x SG 2.65 = 1,590,000 tonnes.

TOTAL = 14,400,100 tonnes

The quartz comprising the main lode at Quartz Hill represents an inferred resource, as categorised under the 2004 edition of the JORC code. It is a global estimate which, when rounded to the second significant figure, amounts to approximately 14 million tonnes grading 99% SiO_2. The estimate relates only to that part of the lode exposed as 1,300m of virtually continuous, broad outcrop up the western ridge to the crest of the hill and down the upper to mid-part of the south-eastern ridge. It appropriately reflects the author's view of the deposit at the present stage of exploration.

7.4 Competent person statement

The information in this report that relates to the Quartz Hill exploration results and mineral resource was compiled by Ian Wilson who is a Member of the Australian Institute of Geoscientists. Mr Wilson is a full-time employee of Auzminerals Resource Group Ltd which conducts exploration for associated companies. He has over thirty years geological experience, including sufficient experience which is relevant to the style of mineralization and type of deposit under consideration and to the activity he is undertaking to qualify as a Competent Person as defined in the 2004 edition of the Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Reserves.

8.0 REFERENCES

Atkinson A 1980: Report for Twelve Months ending September 1980, Authority To Prospect 2177M, Mt Surprise Area, Queensland. QDEX CR 8451.

Atkinson A 1981: Report for Six Months ending March 1981, Authority To Prospect 2177M, Mt Surprise Area, Queensland. QDEX CR 8805.

Atkinson A 1981: Report for Period ending 30th June 1981, Authority To Prospect 2639M, Mt Surprise Area, Queensland. QDEX CR 10622

Atkinson A 1982: Report for Six Months ending September 1981, Final Report, Authority To Prospect 2177M, Mt Surprise Area, Queensland. QDEX CR 10024.

Bain JHC et al 1985: Australia 1:250,000 Geological Special: Geology of the Georgetown Region.

Barron AR 2010: Semiconductor Grade Silicon. Webpage cnx.org/content/m31994/latest.

Duck BH 1980: Report for Six Months ending March 1980, Authority To Prospect 2177M, Mt Surprise Area, Queensland. QDEX CR 7950.

JORC 2004: Australasian Code for Reporting of Exploration Results, Mineral Resources and Ore Resources, prepared by the Joint Ore Reserves Committee of the Australasian Institute of Mining and Metallurgy, Australian Institute of Geoscientists and Minerals Council of Australia.

Khattack CP et al 1999: Production of Solar Grade (SoG) Silicon by Refining Liquid Metallurgical Grade (MG) Silicon. Annual Report June 10 1998–October 19 1999. Crystal Systems Inc Subcontractor Report. National Renewable Energy Laboratory, Colorado. Webdoc nrel.gov/docs/fy00osti/27593.pdf

Smart J & Bain JHC 1977: 1:250,000 Geological Series Explanatory Notes & Map: Red River, Queensland Sheet SE54-8. Department of National Resources, Bureau of Mineral Resources, Geology and Geophysics, and Dept of Mines, Geological Survey of Qld.

TL&E Corp. 1971: Completion Report, Authorities To Prospect 804M1 and 804M2, Einasleigh, North Queensland. Tipperary Land and Exploration Corporation Company Report. QDEX CR 3855.

Warnick JV 1989: Pre-Carboniferous Geology of the Mount Surprise-Einasleigh Region, North Queensland. Qld. Dept. of Mines Report 2.

Withnall IW & Blight RJK 2004: Mount Surprise, Qld 1:100,000 Geological Sheet 7761.

Withnall IW & Grimes KG 1995: 1:250,000 Geological Series Explanatory Notes & Map: Einasleigh, Queensland Sheet SE55-9. Dept of Minerals & Energy, Geol. Survey of Qld.

APPENDIX 1

Quartz Hill Field Notes & Extrapolations

MT SURPRISE AREA: QUARTZ HILL MAIN LODE EPM 17695

SUMMARY NOTES

Interest: Large quartz lode
Trend: West to east at 072° to 208,200E, then southeast at 126°
Length: Approximately 1300m – see sections summary after sample notes.
Elevation: Approx. 420m for western base-of-slope extent of outcrop. Peak 580m (GPS), 565m (topo map), 550m (Google Earth). Peak av.565m. Approx. 465m at SE end, mid-slope. Sample sites GPS/GE elev'n av.500m.
Width: 25-65m, average approximately 40m, tape-measured, taking into account 10-20m+ even sighting along margins, either side of mark point.
Sampling: Composites of representative quartz chips from outcrops were collected at about even spacing across lode, at 100m GPS eastings.
General Description: Off-white medium & lesser coarse grained recrystallised quartz. Quartz purity is visually estimated to be commonly around 98-99%, with patchy internal impurities, mainly micas, up to 1-2% and rarely up to 5 or 10% in places (see QHR 06 & 07 below). Patchy variable, limonite/Fe staining is present within the quartz and as fracture coatings.

FIELD SAMPLING 2011

Sample/No: Rock chip: **QHR 01**
Co-ords: 207,300E, 7,997,077N Elev'n: GPS 428m, Ggle E: 424m, Av: 426m
O/C width: 35m
Description: Off-white (gy-wt) glassy to milky, medium & minor coarse grained, recryst. quartz with patchy pink/rose Fe staining, patchy Fe on fractures, patchy muscovite-sericite to 1-2 % and rare dark inclusions 0.5mm.

Sample/No: Rock chip: **QHR 02**
Co-ords: 207,400E, 7,997,127N Elevation - GPS: 452m, GE: 441m, Av: 447m
O/C width: 45m
Description: As for QHR01.

Sample/No: Rock chip: **QHR 03**
Co-ords: 207,500E, 7,997,143N Elevation – GPS: 464m, GE: 445m, Av: 455m
O/C width: 65m
Description: White-grey, opaque & glassy, medium & minor coarse grained, recryst. quartz with minor patchy rose qtz and Fe fracture coatings. Patchy musc to 1-2 % especially near margins. Very rare dark inclusions 0.3mm (Fe after py?). Variable outcrop, sub-outcrop and scree across lode.

Sample/No: Rock chip: **QHR 04**
Co-ords: 207,600E, 7,997,183N Elevation – GPS: 476m, GE: 467m, Av: 472m
O/C width: 45m
Description: As for QHR01, plus patchy biotite up to 0.5-1 cm. Impurities total 1-2%.

Sample/No: Rock chip: **QHR 05**
Co-ords: 207,700E, 7,997,249N Elevation – GPS: 488m, GE: 480m, Av: 484m
O/C width: 50m

Description: White-grey and grey glassy, medium & minor coarse grained, recryst. qtz in outcrops & a central patch of scree. Rare rose qtz, moderate to very common Fe on fractures, patchy muscovite to 0.5-1%, especially on fractures.

Sample/No: Rock chip: **QHR 06**
Co-ords: 207,800E, 7,997,273N Elevation – GPS: 506m, GE: 494m, Av: 500m
O/C width: 30m
Description: Off-white quartz recryst qtz plus Fe on fractures. Patchy to moderate rose qtz. Patchy musc +/- biotite, +/- dk incl to 0.5 mm up to 2-5%, & 10% in parts.

Sample/No: Rock chip: **QHR 07**
Co-ords: 207,900E, 7,997,311N Elevation – GPS: 525m, GE: 513m, Av: 519m
O/C width: 30m
Description: Off-white and patchy rose, recryst. qtz. Up to 5-10% biotite on south side +/- muscovite and small black specks.

Sample/No: Rock chip: **QHR 08**
Co-ords: 208,000E, 7,997,336N Elevation – GPS: 550m, GE: 535m, Av: 543m
O/C width: 45m
Description: Off-white and minor, patchy rose, recryst. qtz. Patchy minor-moderate Fe on fractures. Minor patchy muscovite to 2% in parts.

Sample/No: Rock chip: **QHR 09**
Co-ords: 208,100E, 7,997,358N Elevation – GPS: 573m, GE: 549m, Av: 561m
O/C width: 25m
Description: Off-wt, wt, gy & patchy rose qtz, glassy in part, crse gr, recryst. qtz. Patchy minor Fe on fractures and patchy 0.1-0.2% muscovite generally on fractures.

Sample/No: Rock chip: **QHR 10**
Co-ords: 208,200E, 7,997,361N Elevation – GPS: 581m, GE: 549m, Av: 565m
O/C width: 35m
Description: Off-white, wt & gy, coarse grained, recryst. qtz. Glassy in part. Patchy rose qtz. Minor-moderate Fe on fractures. Patchy 0.1-0.3% muscovite.

Sample/No: Rock chip: **QHR 11**
Co-ords: 208,300E, 7,997,283N Elevation – GPS: 551m, GE: 523m, Av: 537m
O/C width: 40m
Description: White-grey & minor glassy, recryst. qtz. Minor patchy rose qtz. Minor-moderate Fe on fractures. Very rare dark specks & patchy minor bronze muscovite to 0.2%.

Sample/No: Rock chip: **QHR 12**
Co-ords: 208,400E, 7,997,216N Elevation – GPS: 508m, GE: 487m, Av: 498m
O/C width: 50m
Description: White-grey-minor glassy, medium-coarse grained, recryst. qtz. Minor-moderate patchy rose qtz. Minor-moderate Fe on fractures. Patchy, minor bronze sericite and arsenopyrite?

QUARTZ HILL MAIN LODE EXTRAPOLATIONS

Below the three-dimensional surface representation of the lode, the resource is fully extrapolated as outlined below. The length extrapolations between sample traverse-sections are listed, followed by extrapolations along strike at each end which, in the case of the westernmost section, includes some 12m under superficial cover. Measured widths are extrapolated from the sections, along the extrapolated lengths, to the mid-points between sections. The vertical extrapolation and its basis are then set forth as mentioned earlier, in Section 7.

LENGTH EXTRAPOLATIONS TO MID-POINTS BETWEEN SECTIONS

Section	Mid-point range - AMGs	Length
207,300E	207,250E 7,997,050N to 207,350E 7,997,102N	55 + 55 = 110m
207,400E	207,350E 7,997,102N to 207,450E 7,997,135N	55 + 51 = 106m
207,500E	207,450E 7,997,135N to 207,550E 7,997,163N	51 + 54 = 105m
207,600E	207,550E 7,997,163N to 207,650E 7,997,216N	54 + 59 = 113m
207,700E	207,650E 7,997,216N to 207,750E 7,997,261N	59 + 52 = 111m
207,800E	207,750E 7,997,261N to 207,850E 7,997,292N	52 + 53 = 105m
207,900E	207,850E 7,997,292N to 207,950E 7,997,324N	53 + 51 = 104m
208,000E	207,950E 7,997,324N to 208,050E 7,997,347N	51 + 51 = 102m
208,100E	208,050E 7,997,347N to 208,150E 7,997,360N	51 + 50 = 101m
208,200E Top	208,150E 7,997,360N to 208,250E 7,997,322N	50 + 63 = 113m
208,300E	208,250E 7,997,322N to 208,350E 7,997,250N	63 + 60 = 123m
208,400E	208,350E 7,997,250N to 208,450E 7,997,180N	60 + 60 = 120m
		TOTAL = 1,313m

LENGTH EXTRAPOLATIONS ALONG STRIKE AT ENDS OF LODE

West End Extrapolation: 207,300E 7,997,077N to 207,250E 7,997,050N, Length: 55m. Westernmost continuous outcrop extent before lode is masked by colluvium is 207,282E 7,997,048N on south side and 207,257E 7,997,061N on north side, which is some 33-43m beyond the 207,300E section, i.e. approximately 7-17m (av.12m) is extrapolated under cover.

South-East End Extrapolation: 208,400E 7,997,216N to 208,450E 7,997,180N, Length: 60m. South-easternmost continuous outcrop extends some 40m beyond the 208,400E section. Scattered outcrop, scree and minor sub-crop continue a further 20m, including the full extent of the strike extrapolation to 208,450E. Thereafter, the lode is masked by quartz scree and colluvium until quartz outcrop is encountered in the west wall of an old scree pit/gully, at 208,462E 7,997,141N.

VERTICAL EXTRAPOLATION

The height/depth of the quartz lode resource has been uniformly extrapolated as 100m in light of considerable 1,300m length of consistent outcrop, the broad widths ranging from 25m to 65m and averaging over 40m, and the progressive exposure in the third, vertical dimension of some 145m up the western ridge to the peak of the hill, plus the 100m drop down the steep south-east slope until mostly masked by colluvium and quartz scree on the lower slopes. The sub-surface extrapolation of the estimated inferred resource is shown in Figure 5 below.



Longitudinal Projection
QUARTZ HILL
207,300E
207,400E
207,500E
207,600E
207,700E
207,800E
207,900E
208,000E
208,100E
208,200E
208,300E
208,400E
600m
500m
400m
300m
418m
565m
465m
QHR01
QHR02
QHR03
QHR04
QHR05
QHR06
QHR07
QHR08
QHR09
QHR10
QHR11
QHR12
QHR12 Sample Point
Extrapolated Part of Estimated Resource

Figure 5 Quartz Hill Longitudinal Projection

APPENDIX 2

Quartz Hill Rock Chip Sample Analyses

Shanghai Institute of Ceramics Chinese Academy of Sciences
Analysis & Testing Center for Inorganic Materials
Quantitative Analysis Report (Atomic Spectroscopy)

Consigner: Solar Silicon Resources Group PTE LTD Date:2011-10-19

Testing Results

Sample: silica powder				
Constituent	1 A (mg/Kg)	1 B (mg/Kg)	1 C (mg/Kg)	1 D (mg/Kg)
Al	33.6	32.4	33.6	35.4
Ba	<1.0	<1.0	<1.0	<1.0
Ca	8.2	5.7	6.8	9.3
Cr	<0.5	<0.5	<0.5	<0.5
Cu	<0.5	<0.5	<0.5	<0.5
Fe	2.7	1.4	1.7	4.5
K	3.4	2.4	3.6	3.6
Li	<0.5	<0.5	<0.5	<0.5
Mg	<0.5	<0.5	0.7	2.3
Na	16.1	13.8	15.7	16.1
Ni	<0.5	<0.5	<0.5	<0.5
P	<1.0	<1.0	<1.0	<1.0
Ti	2.2	2.8	2.4	2.4

Sample: silica powder				
Constituent	1E (mg/Kg)	1F (mg/Kg)	1G (mg/Kg)	1 H (mg/Kg)
Al	37.5	33.6	32.8	33.3
Ba	<1.0	<1.0	<1.0	<1.0
Ca	5.9	8.5	6.0	7.3
Cr	<0.5	<0.5	<0.5	<0.5
Cu	<0.5	<0.5	<0.5	<0.5
Fe	2.3	4.5	1.6	3.6

K	4.8	2.9	2.5	3.3
Li	<0.5	<0.5	<0.5	<0.5
Mg	0.7	2.6	0.8	0.5
Na	15.1	15.6	14.9	17.2
Ni	<0.5	<0.5	<0.5	<0.5
P	<1.0	<1.0	<1.0	<1.0
Ti	2.5	2.4	2.4	2.3

Sample: silica powder					
Constituent	Q2 (mg/Kg)	Q3 (mg/Kg)	Q7 (mg/Kg)	Q9 (mg/Kg)	Q11 (mg/Kg)
Al	1225.9	2043.3	2393.4	1976.0	1297.4
Ba	<1.0	<1.0	<1.0	<1.0	<1.0
Ca	29.6	39.3	78.0	49.8	42.3
Cr	1.1	3.7	5.2	3.6	3.5
Cu	<0.5	<0.5	<0.5	<0.5	<0.5
Fe	134.8	238.4	413.4	513.8	194.5
K	455.4	723.1	709.1	736.9	339.8
Li	<0.5	<0.5	0.7	<0.5	0.5
Mg	67.6	55.2	75.7	55.1	99.6
Na	67.5	133.4	150.9	124.5	98.8
Ni	0.8	1.0	0.9	1.6	0.9
P	15.6	26.9	25.0	47.6	15.7
Ti	125.6	245.3	249.8	312.8	235.1

Remarks: 1. Inductively Coupled Plasma Atomic Emission Spectroscopy (ICP-AES) being adopted as the analytical method. 2. The values given above only responsible for the sample tested.

Analyzer:

Shanghai Institute of Ceramics
Chinese Academy of Sciences
(Authorized Signature)

Verifier:

SOLAR SILICON
RESOURCES GROUP

Date: <u>14/02/12</u> Report No: CR13-35-2012-2-14

Analytical Lab: Groundswell Laboratory, Melbourne, Australia

Instrumentation: Perkin Elmer Nexion 300-D ICPMS

Methodology: In house method utilising total acid digestion.

	Sample Designation
1	FS1124 Quartz Hill Lump
2	FS1125 Quartz Hill Lump
3	FS1126 Quartz Hill Lump
4	FS1127 Quartz Hill Lump
5	FS1128 Quartz Hill Lump
6	FS1123 Quartz Hill Lump

	Sample (concentrations in ppm)					
	1	2	3	4	5	6
Ag	0.2	0.1	0.1	0.2	0.2	0.1
Al	2637.0	1748.9	2648.6	2134.5	2069.9	2779.0
As	0.3	0.2	0.1	0.7	0.3	0.4
Au	<0.05	<0.05	<0.05	<0.05	<0.05	<0.05
B	0.1	0.2	0.1	0.1	0.1	0.3
Ba	16.3	10.7	20.6	11.0	11.7	15.9
Be	<0.05	<0.05	<0.05	<0.05	<0.05	0.0
Bi	<0.05	<0.05	<0.05	<0.05	<0.05	<0.05
Ca	33.7	31.3	20.6	35.5	19.3	41.8
Cd	<0.05	<0.05	<0.05	<0.05	<0.05	0.0
Co	0.2	0.2	0.3	0.3	0.3	0.3
Cr	0.1	0.2	0.3	0.3	0.1	0.2
Cu	0.5	0.4	0.4	0.4	0.3	0.4
Fe	978.0	1211.7	252.2	1412.7	965.4	949.6
Ga	1.2	0.5	0.8	0.7	0.6	0.9
Ge	1.3	1.2	1.2	1.3	1.2	1.1
K	989.9	811.1	874.4	713.5	748.8	909.1
Li	<0.05	0.1	<0.05	0.1	<0.05	0.1
Mg	32.2	36.8	36.2	33.2	43.6	42.6
Mn	4.5	17.9	27.1	25.5	23.0	7.9
Mo	0.7	0.4	0.3	0.3	0.4	0.2
Na	37.4	66.0	64.3	66.4	58.3	70.1
Nb	0.9	0.7	0.6	0.6	0.8	0.6
Ni	0.8	0.3	0.4	0.6	0.8	0.6
P	32.6	19.7	15.2	21.1	6.8	42.0
Pb	1.0	0.4	0.5	0.3	0.3	1.4
Sb	0.2	0.1	0.0	0.1	0.1	0.1
Sn	0.1	0.1	0.1	0.1	0.1	0.1
Sr	47.8	7.4	5.2	12.7	3.0	22.8
Ta	0.1	<0.05	<0.05	<0.05	<0.05	0.1
Ti	143.4	147.6	164.4	185.7	157.5	127.0
Tl	<0.05	<0.05	<0.05	<0.05	<0.05	<0.05
V	0.1	0.2	0.2	0.2	0.1	0.2
W	-	-	-	-	-	-
Zn	1.6	1.1	1.5	1.7	1.4	1.5
Zr	45.4	18.9	16.5	32.9	30.0	17.5

Note: The above table was compiled in preferred order and format by SSRG, Melbourne from emailed raw data files and an Excel spreadsheet.

ALS Minerals
Australian Laboratory Services Pty. Ltd.
32 Shand Street
Stafford
Brisbane QLD 4053
Phone: +61 (7) 3243 7222   Fax: +61 (7) 3243 7218
www.alsglobal.com

Finalized Date: 15- MAY- 201
Account: AUSGOLCO

CERTIFICATE BR12101468

Project: Quartz Hill
P.O. No.: 304902
This report is for 12 Rock samples submitted to our lab in Brisbane, QLD, Australia on 11- MAY- 2012.
The following have access to data associated with this certificate:
IAN WILSON

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
LOG- 22	Sample login - Rcd w/o BarCode
WEI- 21	Received Sample Weight
CRU- 21	Crush entire sample > 70% - 6 mm
PUL- 31	Pulverize split to 85% < 75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
ME- XRF26	Whole Rock By Fusion/XRF	XRF
ME- GRA05	H2O/LOI by TGA furnace	TGA

To: AUSTRALIAN GOLD CORPORATION PTY LTD
ATTN: IAN WILSON
LEVEL 1
58 LORIMOR STREET
DOCKLANDS VIC 3008

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Shaun Kenny, Brisbane Laboratory Manager

ALS Minerals

Australian Laboratory Services Pty. Ltd.
32 Shand Street
Stafford
Brisbane QLD 4053
Phone: +61 (7) 3243 7222 Fax: +61 (7) 3243 7218
www.alsglobal.com

Finalized Date: 15-MAY-2012
Account: AUSGOLCOR

Project: Quartz Hill

CERTIFICATE OF ANALYSIS BR12101468

Sample Description	Method / Analyte / Units / LOR	WEI-21 Recvd Wt. kg 0.02	ME-XRF26 Al2O3 % 0.01	ME-XRF26 BaO % 0.01	ME-XRF26 CaO % 0.01	ME-XRF26 Cr2O3 % 0.01	ME-XRF26 Fe2O3 % 0.01	ME-XRF26 K2O % 0.01	ME-XRF26 MgO % 0.01	ME-XRF26 MnO % 0.01	ME-XRF26 Na2O % 0.01	ME-XRF26 P2O5 % 0.01	ME-XRF26 SiO2 % 0.05	ME-XRF26 SrO % 0.01	ME-XRF26 TiO2 % 0.01	ME-XRF26 Total % 0.01
QHR 01		0.39	0.41	<0.01	0.02	0.02	0.27	0.08	<0.01	<0.01	<0.01	<0.01	99.0	<0.01	0.03	100.00
QHR 02		0.14	0.67	<0.01	<0.01	0.05	0.74	0.10	<0.01	<0.01	<0.01	0.02	98.2	<0.01	0.04	100.00
QHR 03		0.18	0.40	<0.01	0.02	0.04	0.47	0.08	0.01	<0.01	<0.01	<0.01	98.9	<0.01	0.03	100.05
QHR 04		0.23	0.35	<0.01	0.01	0.02	0.38	0.06	0.01	<0.01	<0.01	<0.01	99.0	<0.01	0.03	99.96
QHR 05		0.16	0.53	<0.01	0.02	0.04	0.48	0.12	0.01	<0.01	<0.01	<0.01	98.6	<0.01	0.03	99.98
QHR 06		0.25	0.36	<0.01	0.02	0.03	0.41	0.05	0.01	<0.01	<0.01	0.01	99.0	<0.01	0.03	100.05
QHR 07		0.15	0.44	<0.01	0.02	0.04	0.60	0.07	0.01	<0.01	<0.01	0.01	98.6	<0.01	0.04	99.97
QHR 08		0.26	0.33	<0.01	0.01	0.02	0.34	0.05	<0.01	<0.01	<0.01	<0.01	99.1	<0.01	0.03	99.97
QHR 09		0.18	0.32	<0.01	<0.01	0.04	0.47	0.06	0.01	<0.01	<0.01	0.02	99.0	<0.01	0.04	100.00
QHR 10		0.30	0.39	<0.01	0.01	0.02	0.32	0.06	<0.01	<0.01	<0.01	0.01	99.1	<0.01	0.03	100.05
QHR 11		0.24	0.37	<0.01	0.01	0.03	0.42	0.06	0.01	<0.01	<0.01	<0.01	98.6	<0.01	0.04	99.96
QHR 12		0.31	0.50	<0.01	<0.01	0.03	0.31	0.11	0.01	<0.01	<0.01	<0.01	98.8	<0.01	0.03	99.98

ALS Minerals

Australian Laboratory Services Pty. Ltd.
32 Shand Street
Stafford
Brisbane QLD 4053
Phone: +61 (7) 3243 7222 Fax: +61 (7) 3243 7218
www.alsglobal.com

Finalized Date: 15- MAY- 2012
Account: AUSGOLCOR

Project: Quartz Hill

CERTIFICATE OF ANALYSIS BR12101468

Sample Description	Method Analyte Units LOR	ME-GRA05 LOI % 0.01
QHR 01		0.18
QHR 02		0.15
QHR 03		0.08
QHR 04		0.08
QHR 05		0.13
QHR 06		0.09
QHR 07		0.12
QHR 08		0.09
QHR 09		0.04
QHR 10		0.08
QHR 11		0.39
QHR 12		0.17

ALS Minerals
Australian Laboratory Services Pty. Ltd.
32 Shand Street
Stafford
Brisbane QLD 4053
Phone: +61 (7) 3243 7222 Fax: +61 (7) 3243 7218
www.alsglobal.com

Finalized Date: 15- MAY- 2012
Account: AUSGOLCOR

QC CERTIFICATE BR12101468

Project: Quartz Hill
P.O. No.: 304902
This report is for 12 Rock samples submitted to o.r lab in Brisbane, QLD, Australia on 11- MAY- 2012.
The following have access to data associated with this certificate:
IAN WILSON

SAMPLE PREPARATION

ALS CODE	DESCRIPTION
LOG- 22	Sample login - Rcd w/o BarCode
WEI- 21	Received Sample Weight
CRU- 21	Crush entire sample > 70% - 6 mm
PUL- 31	Pulverize split to 85% < 75 um

ANALYTICAL PROCEDURES

ALS CODE	DESCRIPTION	INSTRUMENT
ME- XRF26	Whole Rock By Fusion/XRF	XRF
ME- GRA05	H2O/LOI by TGA furnace	TGA

To: AUSTRALIAN GOLD CORPORATION PTY LTD
ATTN: IAN WILSON
LEVEL 1
58 LORIMOR STREET
DOCKLANDS VIC 3008

This is the Final Report and supersedes any preliminary report with this certificate number. Results apply to samples as submitted. All pages of this report have been checked and approved for release.

Signature:

Shaun Kenny, Brisbane Laboratory Manager

ALS Minerals

Australian Laboratory Services Pty. Ltd.
32 Shand Street
Stafford
Brisbane QLD 4053
Phone: +61 (7) 3243 7222 Fax: +61 (7) 3243 7218
www.alsglobal.com

Finalized Date: 15- MAY- 2012
Account: AUSGOLCOR

Project: Quartz Hill

QC CERTIFICATE OF ANALYSIS BR12101468

Sample Description	Method	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-XRF26	ME-GRA05
	Analyte	Al2O3	BaO	CaO	Cr2O3	Fe2O3	K2O	MgO	MnO	Na2O	P2O5	SiO2	SrO	TiO2	Total	LOI
	Units	%	%	%	%	%	%	%	%	%	%	%	%	%	%	%
	LOR	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.05	0.01	0.01	0.01	0.01
STANDARDS																
LAT-CSD																12.68
Target Range - Lower Bound																12.34
Upper Bound																13.12
SARM-39		4.23	0.19	9.70	0.19	9.36	1.08	26.2	0.17	0.63	1.46	33.5	0.18	1.60	99.93	
SARM-39		4.22	0.19	9.69	0.19	9.35	1.06	26.2	0.17	0.63	1.46	33.6	0.18	1.58	99.96	
Target Range - Lower Bound		4.15	0.17	9.39	0.17	9.00	0.98	25.4	0.15	0.58	1.38	32.4	0.15	1.49	<0.01	
Upper Bound		4.43	0.21	9.99	0.21	9.58	1.10	27.0	0.19	0.66	1.54	34.5	0.19	1.67	0.02	
SARM-45		26.5	0.09	0.78	0.04	12.55	3.15	3.43	0.10	0.79	0.08	49.4	0.01	1.82	100.00	
SARM-45		26.6	0.09	0.77	0.03	12.50	3.14	3.43	0.09	0.79	0.08	49.4	0.01	1.80	100.00	
Target Range - Lower Bound		25.4	0.08	0.75	0.02	12.21	3.01	3.28	0.08	0.79	0.06	48.1	<0.01	1.72	<0.01	
Upper Bound		27.0	0.12	0.81	0.06	12.89	3.35	3.50	0.12	0.89	0.10	51.2	0.03	1.92	0.02	
BLANKS																
BLANK		0.11	<0.01	0.02	<0.01	0.30	<0.01	0.01	<0.01	<0.01	<0.01	99.5	<0.01	0.04	99.95	
BLANK		0.10	<0.01	<0.01	<0.01	0.31	<0.01	<0.01	<0.01	<0.01	<0.01	99.5	<0.01	0.04	99.95	
BLANK		<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	100.0	<0.01	<0.01	100.00	
Target Range - Lower Bound		<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.01	<0.05	<0.01	<0.01	<0.01	
Upper Bound		0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.02	0.10	0.02	0.02	0.02	
DUPLICATES																
QHR 02		0.67	<0.01	<0.01	0.05	0.74	0.10	<0.01	<0.01	<0.01	0.02	99.2	<0.01	0.04	100.00	
DUP		0.66	<0.01	<0.01	0.05	0.76	0.10	<0.01	<0.01	<0.01	0.02	99.2	<0.01	0.04	100.00	
Target Range - Lower Bound		0.65	<0.01	<0.01	0.04	0.73	0.09	<0.01	<0.01	<0.01	<0.01	98.7	<0.01	0.03	98.99	
Upper Bound		0.68	0.02	0.02	0.06	0.77	0.11	0.02	0.02	0.02	0.03	99.7	0.02	0.06	101.00	
QHR 06		0.36	<0.01	0.02	0.03	0.41	0.05	0.01	<0.01	<0.01	0.01	99.0	<0.01	0.03	100.05	
DUP		0.36	<0.01	0.02	0.03	0.41	0.06	0.01	<0.01	<0.01	0.01	99.0	<0.01	0.04	100.05	
Target Range - Lower Bound		0.34	<0.01	<0.01	0.02	0.39	0.04	<0.01	<0.01	<0.01	<0.01	97.5	<0.01	0.02	99.04	
Upper Bound		0.38	0.02	0.03	0.04	0.43	0.07	0.02	0.02	0.02	0.02	100.0	0.02	0.05	101.05	

Australian Laboratory Services Pty Ltd.
32 Shand Street
Stafford
Brisbane QLD 4053
Phone: +61 (7) 3243 7222 Fax: +61 (7) 3243 7218
www.alsglobal.com

ALS Minerals

Finalized Date: 15- MAY- 2012
Account: AUSGOLCOR

Project: Quartz Hill

QC CERTIFICATE OF ANALYSIS BR12101468

Sample Description	Method / Analyte / Units / LOR	ME-XRF26 Al2O3 % 0.01	ME-XRF26 BaO % 0.01	ME-XRF26 CaO % 0.01	ME-XRF26 Cr2O3 % 0.01	ME-XRF26 Fe2O3 % 0.01	ME-XRF26 K2O % 0.01	ME-XRF26 MgO % 0.01	ME-XRF26 MnO % 0.01	ME-XRF26 Na2O % 0.01	ME-XRF26 P2O5 % 0.01	ME-XRF26 SiO2 % 0.05	ME-XRF26 SrO % 0.01	ME-XRF26 TiO2 % 0.01	ME-XRF26 Total % 0.01	ME-GRA05 LOI % 0.01
DUPLICATES																
QHR 10																0.08
DUP																0.08
Target Range - Lower Bound																0.07
Upper Bound																0.09
QHR 12		0.50	<0.01	<0.01	0.03	0.31	0.11	0.01	<0.01	<0.01	<0.01	98.8	<0.01	0.03	99.98	
DUP		0.48	<0.01	<0.01	0.03	0.32	0.11	0.01	<0.01	<0.01	<0.01	98.8	<0.01	0.03	99.97	
Target Range - Lower Bound		0.47	<0.01	<0.01	0.02	0.30	0.10	<0.01	<0.01	<0.01	<0.01	97.3	<0.01	0.02	98.97	
Upper Bound		0.51	0.02	0.02	0.04	0.33	0.12	0.02	0.02	0.02	0.02	100.0	0.02	0.04	101.00	